SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):  May 19, 1998



                              ZEMEX CORPORATION
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            (Exact name of registrant as specified in its charter)



            DELAWARE                   1-228                    13-5496920
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  (State or other jurisdiction      (Commission                (IRS Employee
        of incorporation)          File Number)             Identification No.)


          Canada Trust Tower, BCE Place
           161 Bay Street, Suite 3750
            Toronto, Ontario, Canada                        M5J 2S1
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    (Address of principal executive offices)              (Zip Code)



      Registrant's telephone number, including area code:  (416) 365-8080
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

      99.1  Press release dated May 19, 1998


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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ZEMEX CORPORATION
                                 (Registrant)


Date:  May 20, 1998              By:   /S/ALLEN J. PALMIERE
                                    -------------------------------------------
                                 Name:  Allen J. Palmiere
                                 Title: Vice President and Chief Financial
                                        Officer


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                                 EXHIBIT INDEX

Exhibit
   No.      Description
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  99.1      Press release dated May 19, 1998


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